LOAN AGREEMENT

THIS AGREEMENT is made on [redacted]

BETWEEN

(1) **TONGHUAI SG ENTERPRISE PTE. LTD.** with its registered address at 59 Mohamed Sultan Road #01-10 Sultan Link Singapore 238999 ("Lender"); and

(2) **PHAOS TECHNOLOGY PTE. LTD.** with its registered address at 83 Science Park Drive, The Curie, #02-01 Singapore 118258 ("Borrower").

RECITALS
The Lender has agreed to lend to the Borrower an amount of [redacted] on the terms set out below.

IT IS AGREED as follows:

INTEREST AND REPAYMENT
The loan interest rate [redacted]

The Borrower shall repay the loan amount upon a written demand (in whole or in part as specified in the demand) by the Lender.

The Borrower may at any time repay to the Lender the entire or any part of the outstanding principal amount of the loan.

ASSIGNMENT
Each of parties shall not be entitled, without prior written consent of the other party, to assign all or any of its right under this Agreement.

VARIATION
A variation of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

COUNTERPARTS
This Agreement may be executed in any number of counterparts each of which when executed and delivered an original, but all counterparts together constitute the same document.

LOAN AGREEMENT

GOVERNMENT LAW
This Agreement shall be governed by, and construed in accordance with Singapore Law.

IN WITNESS whereof the parties hereto have executed and delivered this document as a Deed on the date first written above.

EXECUTED and DELIVERED by

Lender
Benson Beh
(Director of TONGHUAI SG **ENTERPRISE PTE LTD**)
Dated: [redacted]

EXECUTED and DELIVERED by

Borrower
BENSON BEH
(Director of **PHAOS TECHNOLOGY PTE LTD**)
Dated: [redacted]

Borrower
ANDREW YEO
(Director of **PHAOS TECHNOLOGY PTE LTD**)
Dated: [redacted]

Borrower
TAY BENG BOON
(Director of [redacted]**OLOGY PTE LTD**)
Dated: [redacted]